EXHIBIT 4.17

NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AUTHORIZED: 2,300,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, $0.01 PAR VALUE PER SHARE

CUSIP [ ] SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Shares of Series B Convertible Preferred Stock, $0.01 Par Value of

SKYLINE MEDICAL INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned.  This Certificate and the shares represented hereby are subject to the Certificate of Incorporation and the Bylaws of the Corporation and the Certificate of Designation relating thereto approved by the Board of Directors of the Corporation, as now or hereafter amended, copies of which are on file with the Company and the Transfer Agent, to all of which the holder by acceptance hereof assents.  This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

[SEAL]
President		Secretary

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO  80209

BY
Transfer Agent and Registrar Authorized Officer

THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

SKYLINE MEDICAL INC.
CORPORATE STOCK TRANSFER, INC.
TRANSFER FEE:  AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-as tenants by the entireties		(Cust)	(Minor)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________________ Shares of the Series B Convertible Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________  Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _______________________, 20____.

	Signature:	X
Signature(s) Guaranteed:
	Signature:	X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.